EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADDED BY SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Union National Financial Corporation on Form 10-Q for the period ending June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark D. Gainer, President/CEO, and I, Diane W. Rodkey, Vice President, Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as added pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of Union National as of the dates and for the periods expressed in the Report.

By	/s/ Mark D. Gainer
Chairman/President/CEO
Date: August 14, 2007

By	/s/ Diane W. Rodkey
Vice President, Chief Accounting Officer
Date: August 14, 2007